UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

______________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 8, 2017

FB Financial Corporation
(Exact name of Registrant as Specified in Charter)

Tennessee	001-37875	62-1216058
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

211 Commerce Street, Suite 300, Nashville, TN 37201
(Address of Principal Executive Offices)

(615) 564-1212
Registrant’s telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⊠ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On February 8, 2017, FB Financial Corporation, a Tennessee Corporation (the “Company”) issued a press release announcing the execution of a Stock Purchase Agreement, dated February 8, 2017 (the “Purchase Agreement”), by and among the Company, its wholly-owned banking subsidiary, FirstBank, Clayton HC, Inc., a Tennessee Corporation (“Seller”), Clayton Bank & Trust, a Tennessee state bank and wholly-owned subsidiary of the Seller (“CBT”), American City Bank, a Tennessee state bank and wholly-owned subsidiary of the Seller (“ACB,” and together with CBT, the “Clayton Banks”), and James L. Clayton, a significant shareholder of the Seller, pursuant to which FirstBank will purchase from Seller all of the issued and outstanding shares of the Clayton Banks (the “Stock Purchase”).  Following the consummation of the Stock Purchase, the Clayton Banks will merge with and into FirstBank, with FirstBank continuing as the surviving banking corporation.  A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report and incorporated by reference herein.

On February 8, 2017, FB Financial Corporation, a Tennessee Corporation (the “Company”) issued a press release announcing the execution of a Stock Purchase Agreement, dated February 8, 2017 (the “Purchase Agreement”), by and among the Company, its wholly-owned banking subsidiary, FirstBank, Clayton HC, Inc., a Tennessee Corporation (“Seller”), Clayton Bank & Trust, a Tennessee state bank and wholly-owned subsidiary of the Seller (“CBT”), American City Bank, a Tennessee state bank and wholly-owned subsidiary of the Seller (“ACB,” and together with CBT, the “Clayton Banks”), and James L. Clayton, a significant shareholder of the Seller, pursuant to which FirstBank will purchase from Seller all of the issued and outstanding shares of the Clayton Banks (the “Stock Purchase”).  Following the consummation of the Stock Purchase, the Clayton Banks will merge with and into FirstBank, with FirstBank continuing as the surviving banking corporation.  A copy of the press release is attached hereto as Exhibit 99.1 to this Current Report and incorporated by reference herein..

The information required by Item 1.01, including a copy of the Purchase Agreement, will be filed in a separate Current Report on Form 8-K.

The Company has also posted on the Investor Relations page of its internet website a slide presentation related to the proposed Stock Purchase. A copy of the slide presentation is attached hereto as Exhibit 99.2 to this Current Report and incorporated by reference herein. The foregoing description is qualified in its entirety by reference to such exhibit. The Company is not undertaking to update this presentation.

Additional Information and Participants in Solicitation

This report is for informational purposes only and does not constitute a solicitation of any vote or approval with respect to the proposed acquisition of the Clayton Banks by the Company. The issuance of the Stock Consideration in connection with the proposed acquisition of the Clayton Banks by the Company will be submitted to the shareholders of the Company for their consideration. The Company will file with the SEC a proxy statement and deliver the proxy statement to its shareholders as required by applicable law.  The Company may also file other documents with the SEC regarding the proposed transaction. This report is not a substitute for any proxy statement or any other document which the Company may file with the SEC in connection with the proposed transaction. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS OF THE COMPANY ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE COMPANY, THE PROPOSED TRANSACTION AND RELATED MATTERS. Investors and shareholders will be able to obtain free copies of the proxy statement and other documents containing important information about the Company and the proposed transaction, once such documents are filed with the SEC, through the website maintained by the SEC at www.sec.gov. The Company makes available free of charge at www.firstbankonline.com (in the “Investor Relations” section of such website) copies of the materials it files with, or furnishes to, the SEC.

The Company and certain of its directors, executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies from the shareholders of the Company in connection with the proposed transaction. Information about the directors and executive officers of the Company is set forth in in the Company’s final prospectus filed pursuant to Rule 424(b)(3) under the Securities Act, as amended, filed with the U.S. Securities and Exchange Commission on September 19, 2016 (Registration No. 333-213210). Such final prospectus can be obtained free of charge from the sources indicated above. Other information regarding those persons who are, under the rules of the SEC, participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement and other relevant materials to be filed with the SEC when they become available.

Forward-Looking Statements

This report, and the documents incorporated herein by reference, contains “forward-looking statements” within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. You can identify these forward-looking statements in some cases through the Company’s use of words such as “believes,” “anticipates,” “expects,” “may,” “will,” “assumes,” “should,” “predicts,” “could,” “would,” “intends,” “targets,” “estimates,” “projects,” “plans,” “potential” and other similar words and expressions of the future or otherwise regarding the proposed acquisition, the anticipated benefits and financial impact thereof, the outlook for the Company’s future business and financial performance and/or the performance of the banking industry and economy in general.

These forward-looking statements include, without limitation, statements relating to the anticipated benefits, financial impact and closing of the proposed acquisition by the Company of the Clayton Banks, including, the anticipated timing of the closing of the proposed acquisition, any expected increase in the Company’s earnings per share and any expected earn-back period related to dilution in tangible book value resulting from the proposed acquisition, acceptance by the customers of the Clayton Banks the Company’s products and services, the opportunities to enhance market share in certain markets, market acceptance of the Company generally in new markets, expectations regarding future investment in the Clayton Banks’ markets and the integration of the Clayton Banks’ operations.   Forward-looking statements are based on the information known to, and current beliefs and expectations of, the Company’s management and are subject to significant risks and uncertainties. Actual results may differ materially from those contemplated by such forward-looking statements. A number of important factors could cause actual results to differ materially from those contemplated by the forward-looking statements in this report including, without limitation, the parties’ ability to consummate the acquisition or satisfy the conditions to the completion of the acquisition, including the receipt of the shareholder approvals; the receipt of regulatory approvals required for the acquisition on the terms expected or on the anticipated schedule; the parties’ ability to meet expectations regarding the timing and completion and accounting and tax treatment of the acquisition; the possibility that any of the anticipated benefits of the proposed acquisition will not be fully realized or will not be realized within the expected time period; the risk that integration of the Clayton Banks’ operations with those of the Company will be materially delayed or will be more costly or difficult than expected; the failure of the proposed acquisition to close for any other reason; the effect of the announcement of the proposed acquisition on employee and customer relationships and operating results (including, without limitation, difficulties in maintaining relationships with employees and customers); dilution caused by the Company’s issuance of additional shares of its common stock in connection with the proposed acquisition; the possibility that the proposed acquisition may be more expensive to complete than anticipated, including as a result of unexpected factors or events; general competitive, economic, political and market conditions and fluctuations; and the other factors described in the Company’s final prospectus filed pursuant to Rule 424(b)(3) under the Securities Act, as amended, filed with the U.S. Securities and Exchange Commission on September 19, 2016 (Registration No. 333-213210) under the captions “Cautionary note regarding forward-looking statements” and “Risk factors”.  Many of these factors are difficult to foresee and are beyond the Company’s ability to control or predict.  The Company believes the forward-looking statements contained herein are reasonable; however, undue reliance should not be placed on any forward-looking statements, which are based on current expectations and speak only as of the date that they are made. The Company does not assume any obligation to update any forward-looking statements as a result of new information, future developments or otherwise, except as otherwise may be required by law.

Item 9.01          Financial Statements and Exhibits.

(d)       Exhibits

Exhibit Number	Description of Exhibit

99.1	Press Release dated February 8, 2017

99.2	Investor Presentation dated February 8, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FB FINANCIAL CORPORATION

Date:	February 8, 2017	By:	/s/ James R. Gordon
James R. Gordon
Chief Financial Officer

Exhibit Number	Description of Exhibit

99.1	Press Release dated February 8, 2017

99.2	Investor Presentation dated February 8, 2017